UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 1995

                           HEART LABS OF AMERICA, INC.
             (Exact name of registrant as specified in its Charter)

         FLORIDA                         0-20356                   65-0158479
(State or other jurisdiction        (Commission file no.)      (IRS Employer Id
      of incorporation)                                              Number)

             1903 S. CONGRESS AVE, SUITE 400, BOYNTON BEACH, FLORIDA 33426 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code  561-737-2227

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

        (a)    Description of Acquisition

        On August 23, 1995, the Company finalized an Exchange Agreement, dated August 16, 1995, with Technomed, Inc. Consideration for 100% ownership (7,422,500 shares of common stock) in Technomed, Inc. was the issuance of 2,739,003 unregistered shares of the Company's common stock.

        The following directors of the Company owned or had a controlling interest in shares of Technomed, Inc. in the following amounts:

                            SHARES IN             CONVERTED INTO
                            TECHNOMED                  HLOA
                            ----------            --------------
      Edwin F. Russo         50,000                   20,000
      Jean Johnstone      1,950,000 (a)              780,000
      Frank Dolney          750,000 (b)              300,000

(a) Jean Johnstone is the sole shareholder of Medical Industries Corporation which owns 750,000 shares of Technomed, Inc.

(b) Frank Dolney's wife, D.Ann Janssen is the owner of 750,000 of Technomed common stock as to which shares Mr. Doleny disclaims any beneficial interest.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial statements of the business acquired, prepared pursuant to Rule 3.05 of Regulation S-X and provided to Heart Labs of America, Inc. by CJ Holdings, Inc. d/b/a A/R Mediquest and Sysdacomp, Inc.:

      AUDITED FINANCIAL STATEMENTS OF CJ HOLDINGS, INC. D/B/A A/R MEDIQUEST

        DECEMBER 31, 1994
        Report of Ernst and Young, LLP, Certified Public Accountants

        Balance Sheet
        Statement of Operations
        Statements of Capital Deficiency
        Statements of Cash Flows
        Notes to Financial Statements

                 AUDITED FINANCIAL STATEMENTS OF SYSDACOMP, INC.

        MARCH 31, 1995
        Report of Ernst and Young, LLP, Certified Public Accountants

        Balance Sheet
        Statement of Operations
        Statement of Shareholders' Equity (Deficit)
        Statement of Cash Flows
        Notes to Financial Statements

                                        2

(b) Pro forma financial information required pursuant to Article II of Regulation S-X:

Pro forma Condensed Combined Balance Sheet as of December 31, 1994

Pro forma Condensed Statement of Operations for the twelve months ended December 31, 1994 for Heart Labs of America, Inc. and CJ Holdings, Inc. d/b/a A/R Mediquest ("CJ") and for the twelve months ended March 31, 1995 for Sysdacomp, Inc. ("Sysdacomp").

        The unaudited pro forma condensed combined balance sheet as of December 31, 1994 and the unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 1994 for Heart labs and CJ and March 31, 1995 for Sysdacomp give effect to the acquisition, accounted for as a purchase, as if it had occurred on January 1, 1994. The pro forma information is based on historical financial statements of CJ, Sysdacomp and Heart Labs of America, Inc. after giving effect to the proposed transaction using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The pro forma financial statements have been prepared on the basis of preliminary estimates.

        The pro forma statements have been prepared by Heart Labs of America, based upon the financial statements of CJ Holdings, Inc. d/b/a A/R Mediquest and Sysdacomp, Inc. which have been provided by CJ and Sysdacomp. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes to the Essential, Prime and audited financial statements of Heart Labs of America, Inc.

        (c)    EXHIBITS

               EXHIBIT NUMBER               DESCRIPTION

                      2             Share Exchange Agreement*


               * Pursuant to Item 601(b)(2) of Regulation S-B, the exhibits and schedules to the Asset Purchase Agreement have been omitted. The registrant agrees to furnish to the Securities and Exchange Commission on a supplemental basis a copy of any exhibit omitted.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Heart Labs of America, Inc.

Date: August 13, 1996               By: /s/ DAWN M. DRELLA
                                            Dawn M. Drella
                                            Chief Financial Officer

                                    EXHIBIT 1

                         AUDITED FINANCIAL STATEMENTS OF

                      CJ HOLDINGS, INC. D/B/A A/R MEDIQUEST
                                       AND
                                 SYSDACOMP, INC.

                                       AND

                         PRO FORMA FINANCIAL INFORMATION

                     CJ HOLDINGS, INC. D/B/A/ AR/MEDIQUEST

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                    CONTENTS

     Report of Independent Auditors........................................... 1

     Audited Financial Statements

     Balance Sheet............................................................ 2

     Statements of Operations................................................. 3

     Statements of Capital Deficiency......................................... 4

     Statements of Cash Flows................................................. 5

     Notes to Financial Statements............................................ 6

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
CJ Holdings, Inc. d/b/a AR/Mediquest

     We have audited the accompanying balance sheet of CJ Holdings, Inc. d/b/a AR/Mediquest as of December 31, 1994 and the related statements of operations, capital deficiency and cash flows for each of the two years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CJ Holdings, Inc. d/b/a AR/Mediquest at December 31, 1994 and the consolidated results of its operations and its cash flows for the each of the two years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

     As discussed in Note 2 to the financial statements, the Company's recurring losses from operations and net capital deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans as to these matters are also described in Note 2. The 1994 financial statements do not include any adjustments that might results from the outcome of this uncertainty.

                                          ERNST & YOUNG LLP

January 29, 1996

                                       1

                      CJ HOLDINGS, INC. D/B/A AR/MEDIQUEST
                                 BALANCE SHEET
                               DECEMBER 31, 1994

ASSETS
Current assets:
     Trade accounts receivable.......  $     32,532
                                       ------------
Total current assets.................        32,532
Property and equipment:
     Computer equipment..............        24,478
     Less accumulated depreciation...       (18,388)
                                       ------------
                                              6,090
                                       ------------
Total assets.........................  $     38,622
                                       ============
LIABILITIES AND CAPITAL DEFICIENCY
Current liabilities:
     Accounts payable and accrued
      expenses.......................  $     27,007
     Note payable....................        81,000
     Loan from shareholder...........       255,242
                                       ------------
Total current liabilities............       363,249
Capital deficiency:
     Common Stock, $1.00 par
      value -- authorized 60,000
      shares;
       issued and outstanding 60
      shares.........................            60
     Accumulated deficit.............      (324,687)
                                       ------------
Total capital deficiency.............      (324,627)
                                       ------------
Total liabilities and capital
  deficiency.........................  $     38,622
                                       ============

SEE ACCOMPANYING NOTES.

                                       2

                      CJ HOLDINGS, INC. D/B/A AR/MEDIQUEST
                            STATEMENTS OF OPERATIONS


                                         YEAR ENDED DECEMBER 31
                                       --------------------------
                                           1994          1993
                                       ------------  ------------
Revenue..............................  $     81,996  $    272,266
Cost and expenses:
     Salary and wages................       179,446       232,369
     General and administrative
      expenses.......................        21,801       111,295
     Insurance.......................        14,080        18,981
     Rent............................        28,093        26,916
     Depreciation....................         2,199         2,944
                                       ------------  ------------
Total cost and expenses..............       245,619       392,505
                                       ------------  ------------
Net loss.............................  $   (163,623) $   (120,239)
                                       ============  ============

SEE ACCOMPANYING NOTES.

                                       3

                      CJ HOLDINGS, INC. D/B/A AR/MEDIQUEST
                        STATEMENTS OF CAPITAL DEFICIENCY

                                          COMMON STOCK                          TOTAL
                                        -----------------     ACCUMULATED      CAPITAL
                                        SHARES     AMOUNT       DEFICIT       DEFICIENCY
                                        ------     ------     -----------     ----------
Balance at January 1, 1993...........      60       $ 60       $  (40,825)    $  (40,765)
     Net loss........................    --         --           (120,239)      (120,239)
                                        ------     ------     -----------     ----------
Balance at December 31, 1993.........      60         60         (161,064)      (161,004)
     Net income......................    --         --           (163,623)      (163,623)
                                        ------     ------     -----------     ----------
Balance at December 31, 1994.........      60       $ 60       $ (324,687)    $ (324,627)
                                        ======     ======     ===========     ==========

SEE ACCOMPANYING NOTES.
                                       4

                      CJ HOLDINGS, INC. D/B/A AR/MEDIQUEST
                            STATEMENTS OF CASH FLOWS

                                         YEAR ENDED DECEMBER 31
                                       --------------------------
                                           1994          1993
                                       ------------  ------------
OPERATING ACTIVITIES
Net loss.............................  $   (163,623) $   (120,239)
Adjustments to reconcile net loss to
  net cash used in
  operating activities:
     Depreciation....................         2,199         2,944
     (Increase) decrease in accounts
      receivable.....................        13,097        (1,346)
     (Increase) decrease in accounts
      payable and accrued expenses...        17,636          (734)
                                       ------------  ------------
Net cash used in operating
  activities.........................      (130,691)     (119,375)
                                       ------------  ------------
FINANCING ACTIVITIES
Proceeds from note payable...........        81,000       --
Loans from shareholder...............        38,039       117,243
                                       ------------  ------------
Net cash used in financing
  activities.........................       119,039       117,243
                                       ------------  ------------
Net decrease in cash.................       (11,652)       (2,132)
Cash, beginning of year..............        11,652        13,784
                                       ------------  ------------
Cash, end of year....................  $    --       $     11,652
                                       ============  ============

SEE ACCOMPANYING NOTES.

                                       5

                     CJ HOLDINGS, INC. D/B/A/ AR/MEDIQUEST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     CJ Holdings, Inc. d/b/a/ AR/Mediquest (the Company) is engaged in the development and sales of software to health care providers, primarily acute-care hospitals.

REVENUE RECOGNITION

     The Company recognizes revenue from sales of software licenses upon delivery of the software product to a customer, unless the Company has significant related obligations remaining, such as installation services. When significant obligations remain after the software product has been delivered, revenue is not recognized until such obligations have been completed or are no longer significant.

     Revenue from postcontract customer support is recognized over the period the customer support services are provided and software services revenue is recognized as services are performed.

PROPERTY AND EQUIPMENT

     Property and equipment consist primarily of computer equipment and software and are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

CONCENTRATIONS OF CREDIT RISK

     The Company provides services to hospitals and other healthcare providers. The Company has no geographic concentration and extends credit based on an evaluation of the provider's financial condition without requiring collateral. Exposure to losses on accounts receivable is principally dependent on each provider's financial condition. The Company monitors its exposure for credit losses and records its accounts receivable net of amounts considered to be uncollectible.

SOFTWARE DEVELOPMENT COSTS

     The Company expenses software development costs as incurred.

USE OF ESTIMATES

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  MANAGEMENT'S PLAN

     On June 1, 1995, the Company entered into a share exchange agreement (the Agreement) with SYSDACOMP, Inc. (SYSDACOMP) whereby the shareholders of SYSDACOMP exchanged all the outstanding shares of SYSDACOMP stock for an equal number of shares of the Company's stock. Also on June 1, 1995, the Company entered into an agreement with Technomed, Inc. (Technomed) whereby the shareholders of the Company exchanged all shares of its common stock for 3.2 million shares of Technomed common stock. On August 23, 1995, the shareholders of Technomed exchanged all their outstanding shares for 998,550 shares of common stock of Heart Labs of America, Inc. (Heart Labs) and the voting rights to an additional 902,000 shares of Heart Labs common stock. As a result, effective August 23, 1995, the Company became a wholly-owned subsidiary of Heart Labs.

     Management's plans as a result of these transactions is to create a financial network for health care providers. Through Heart Labs, the Company and its affiliates will develop, market and support financial

                                       6

software designed for health care providers and will purchase the accounts receivable of its customers through factoring arrangements. There can be no assurance that Heart Labs' efforts will be successful.

3.  NOTE PAYABLE

     Note payable consists of noninterest bearing advances received from an unrelated party with no specific repayment terms. Consequently these amounts are classified as a current liability in the accompanying balance sheet.

4.  LOANS FROM SHAREHOLDER

     Loan from shareholder consists of noninterest bearing advances with no specific repayment terms. Consequently these amounts are classified as a current liability in the accompanying balance sheet.

5.  INCOME TAXES

     Effective January 1, 1993, the Company adopted the liability method of accounting for income taxes as required by SFAS 109. The effect of adopting SFAS 109 was a net deferred tax benefit offset by an equal valuation allowance. Thus, the net cumulative effect was zero.

     Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31, 1994 are as follows:

Net operating loss...................  $  143,700
Depreciation.........................       1,300
                                       ----------
Net deferred tax assets..............     145,000
Valuation allowance..................    (145,000)
                                       ----------
Net deferred taxes...................  $   --
                                       ==========

     At December 31, 1993, the net deferred tax asset was $87,000 offset by a valuation allowance of the same amount. At December 31, 1994, the Company's net operating loss was approximately $400,000 which expires in various years between 2007 and 2009.

                                       7

                                SYSDACOMP, INC.

                              FINANCIAL STATEMENTS
                      YEARS ENDED MARCH 31, 1995 AND 1994

                                    CONTENTS

Report of Independent Auditors.......          1
Audited Financial Statements
Balance Sheet........................          2
Statements of Operations.............          3
Statements of Shareholders' Equity
(Deficit)............................          4
Statements of Cash Flows.............          5
Notes to Financial Statements........          6

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
SYSDACOMP, Inc.

     We have audited the accompanying balance sheet of SYSDACOMP, Inc. as of March 31, 1995 and the related statements of operations, shareholders' equity (deficit) and cash flows for each of the two years in the period ended March 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SYSDACOMP, Inc. at March 31, 1995 and the results of its operations and its cash flows for each of the two years in the period ended March 31, 1995, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

January 29, 1996

                                       1

                                SYSDACOMP, INC.
                                 BALANCE SHEET
                                 MARCH 31, 1995

ASSETS
Current assets:
     Cash............................  $   21,083
     Trade accounts receivable.......      18,867
                                       ----------
Total current assets.................      39,950
Property and equipment:
     Computer equipment..............     192,793
     Automobiles.....................      99,199
                                       ----------
                                          291,992
     Less accumulated depreciation...    (246,343)
                                       ----------
                                           45,649
Loans to shareholders and
employees............................      24,461
                                       ----------
Total assets.........................  $  110,060
                                       ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued
      expenses.......................  $   15,836
     Note payable to shareholder.....       8,505
     Current portion of long-term
      debt...........................      21,122
                                       ----------
Total current liabilities............      45,463
Long-term debt, net of current
  portion............................      13,060
Shareholders' equity:
     Common Stock, $1.00 par
      value -- authorized 50,000
      shares; issued and
       outstanding 6,475 shares......       6,475
     Retained earnings...............      45,062
                                       ----------
Total shareholders' equity...........      51,537
                                       ----------
Total liabilities and shareholders'
  equity.............................  $  110,060
                                       ==========

SEE ACCOMPANYING NOTES.

                                       2

                                SYSDACOMP, INC.
                            STATEMENTS OF OPERATIONS


                                         YEAR ENDED MARCH 31
                                       ------------------------
                                          1995         1994
                                       ----------  ------------
Revenue..............................  $  583,578  $    584,330
Cost and expenses:
     Salary and wages................     316,535       403,469
     General and administrative
      expenses.......................      80,483        43,538
     Insurance.......................      47,868        37,739
     Rent............................      15,600        15,600
     Repairs and maintenance.........      13,942        30,499
     Supplies........................      17,788        10,539
     Telephone.......................      21,384        28,168
     Travel..........................      32,220        35,549
     Depreciation....................      28,174       101,476
     Interest expense................       2,879        18,863
                                       ----------  ------------
Total cost and expenses..............     576,873       725,440
                                       ----------  ------------
Income (loss) before extraordinary
  item...............................       6,705      (141,110)
Extraordinary item -- gain on
  settlement of long-term debt in
  default............................      92,092       --
                                       ----------  ------------
Net income (loss)....................  $   98,797  $   (141,110)
                                       ==========  ============

SEE ACCOMPANYING NOTES.

                                       3

                                SYSDACOMP, INC.
                  STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)

                                           COMMON STOCK         RETAINED           TOTAL
                                        ------------------      EARNINGS       SHAREHOLDERS'
                                        SHARES      AMOUNT      (DEFICIT)     EQUITY (DEFICIT)
                                        ------      ------      --------      ----------------
Balance at April 1, 1993.............    6,475      $6,475      $ 87,375          $ 93,850
  Net loss...........................     --          --        (141,110)         (141,110)
                                        ------      ------      --------      ----------------
Balance at March 31, 1994............    6,475       6,475       (53,735)          (47,260)
  Net income.........................     --          --          98,797            98,797
                                        ------      ------      --------      ----------------
Balance at March 31, 1995............    6,475      $6,475      $ 45,062          $ 51,537
                                        ======      ======      ========      ================

SEE ACCOMPANYING NOTES.

                                       4

                                SYSDACOMP, INC.
                            STATEMENTS OF CASH FLOWS


                                         YEAR ENDED MARCH 31
                                       ------------------------
                                          1995         1994
                                       ----------  ------------
CASH FLOWS USED IN OPERATING
  ACTIVITIES
Net income (loss)....................  $   98,797  $   (141,110)
Adjustments to reconcile net income
  (loss) to net cash provided by used
  in operating activities:
     Depreciation....................      28,174       101,476
     Extraordinary item -- gain on
      settlement of long-term debt in
      deficit........................     (92,092)      --
     (Increase) decrease in trade
      accounts receivable............      (9,670)        6,356
     (Decrease) increase in accounts
      payable and accrued expenses...     (32,989)       10,938
                                       ----------  ------------
Net cash used in operating
  activities.........................      (7,780)      (22,340)
CASH FLOWS USED IN INVESTING
  ACTIVITIES
Purchase of automobile...............      --           (15,694)
                                       ----------  ------------
Net cash used in investing
  activities.........................      --           (15,694)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt.........      --            13,730
Principal payments on long-term
  debt...............................     (22,889)      (13,518)
Repayment of loans to shareholders
  and employees......................      --               350
Loan from shareholder................       8,505       --
                                       ----------  ------------
Net cash (used in) provided by
  financing activities...............     (14,384)          562
                                       ----------  ------------
Net decrease in cash.................     (22,164)      (37,472)
Cash, beginning of year..............      43,247        80,719
                                       ----------  ------------
Cash, end of year....................  $   21,083  $     43,247
                                       ==========  ============

SEE ACCOMPANYING NOTES.

                                       5

                                SYSDACOMP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1995

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     SYSDACOMP, Inc. (the Company) develops and markets software and provides software support to health care providers.

REVENUE RECOGNITION

     The Company recognizes revenue from sales of software licenses upon delivery of the software product to a customer, unless the Company has significant related obligations remaining, such as installation services. When significant obligations remain after the software product has been delivered, revenue is not recognized until such obligations have been completed or are no longer significant.

     Revenue from postcontract customer support is recognized over the period the customer support services are provided. Software services revenue is recognized as services are performed.

PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

SOFTWARE DEVELOPMENT COSTS

     Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed" requires software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs requires considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life and changes in software and hardware technologies. Capitalized software development costs have not been significant and have been expensed as incurred.

CONCENTRATIONS OF CREDIT RISK

     The Company provides services to hospitals and other acute-care providers primarily located in the State of Michigan and extends credit based on an evaluation of the provider's financial condition without requiring collateral. Exposure to losses on receivables is principally dependent on each provider's financial condition. The Company monitors its exposure for credit losses and records its accounts receivable net of amounts considered to be uncollectible.

RESEARCH AND DEVELOPMENT COSTS

     Expenditures relating to the development of new products and processes, including significant improvements and refinements to existing products, are expensed as incurred. The amounts charged against income were approximately $231,000 and $181,000 for the years ended March 31, 1995 and 1994, respectively.

2.  BUSINESS COMBINATION

     On June 1, 1995, the Company entered into a share exchange agreement (the Agreement) with C.J. Holdings, Inc. d/b/a AR Mediquest (Mediquest) whereby each shareholder of the Company received one share of Mediquest stock in exchange for one share of the Company's stock. Also on June 1, 1995, Mediquest entered into an agreement with Technomed, Inc. (Technomed) whereby the shareholders of Mediquest exchanged all shares of its common stock for 3.2 million shares of Technomed common stock.

                                       6

On August 23, 1995, the shareholders of Technomed exchanged all their outstanding shares for 998,550 shares of common stock of Heart Labs of America, Inc. (Heart Labs) and the voting rights to an additional 902,000 shares of Heart Labs common stock. As a result, effective August 23, 1995, SYSDACOMP became a wholly-owned subsidiary of Heart Labs.

3.  LOANS TO SHAREHOLDERS AND EMPLOYEES

     Loans to shareholders and employees are non-interest bearing with no specific repayment terms. Consequently these amounts are classified as noncurrent in the accompanying balance sheets.

4.  EXTRAORDINARY GAIN

     In February 1995, the Company entered into a settlement agreement with the holders of approximately $196,000 of long-term debt in default whereby the Company returned certain equipment (with a net book value at the date of settlement of approximately $89,000) in exchange for forgiveness of the outstanding principal balance plus accrued interest of approximately $35,000 and the payment by the Company of an additional $35,000 plus $624 per month for the next 24 months. As a result of this settlement, the Company recognized an extraordinary gain of $92,092.

5.  LONG-TERM DEBT

     Long term debt at March 31, 1995 consists of the following:


7.95% to 11.00% installment notes
  payable at various dates through
  April 26, 1997, collateralized by
  automobiles with a carrying value
  of $27,962.........................  $  20,432
Noninterest bearing debt (see Note 5)
  payable in monthly installments of
  $624 per month.....................     13,750
                                       ---------
                                          34,182
Less current portion.................     21,122
                                       ---------
                                       $  13,060
                                       =========

6.  NOTE PAYABLE TO SHAREHOLDER

     Note payable to shareholder consists of noninterest bearing advances with no specific repayment terms. Consequently these amounts are classified as current in the accompanying balance sheets.

                                       7

7.  INCOME TAXES

     Effective April 1, 1993, the Company adopted the liability method of accounting for income taxes as required by SFAS 109. The effect of adopting SFAS 109 was a net deferred tax benefit offset by an equal valuation allowance. Thus, the net cumulative effect was zero.

     Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of March 31, 1995 are as follows:


Accounts payable.....................  $   4,201
Net operating loss...................     17,956
Accounts receivable..................     (5,005)
                                       ---------
Net deferred tax assets..............     17,152
Valuation allowance..................    (17,152)
                                       ---------
Net deferred taxes...................  $  --
                                       =========

     At March 31, 1994, the net deferred tax asset was $43,362 offset by a valuation allowance of the same amount. The Company's net operating loss expires in 2009.

                                       8

Heart Labs of America, Inc.
Pro Forma Condensed Balance Sheet
December 31, 1994

                                        Heart Labs               CJ          Pro Forma
                 Assets                 of America  Sysdacomp  Holdings     Adjustments   Combined
                                        -----------------------------------------------------------
Current assets
Cash and cash equivalents ............     216,348    12,997       --              --       229,345
Accounts receivable ..................     421,311    23,888     32,532            --       477,731
Income tax receivable ................     137,316      --         --              --       137,316
Other current assets .................     141,313      --         --              --       141,313
                                        -----------------------------------------------------------

   Total current assets ..............     916,288    36,885     32,532            --       985,705

Property and equipment, net ..........   2,242,686   160,869      6,090            --     2,409,645

Investment in CJ and Sysdacomp .......        --        --         --      (a) 4,313,930
                                              --        --         --      (b) 4,313,930
Goodwill, net ........................     202,670      --         --      (b) 4,615,528  4,818,198
Patent rights, net ...................     249,001      --         --              --       249,001
Other assets .........................      61,327      --         --              --        61,327
                                        -----------------------------------------------------------
Total assets .........................   3,671,972   197,754     38,622        4,615,528  8,523,876
                                        ===========================================================
      Liabilities and shareholders' equity
Current liabilities
Accounts payable .....................     659,054      --       27,007            --       686,061
Long term debt and capital lease
obligations in default ...............   1,135,991      --         --              --     1,135,991
Liabilities in excess of net
  assets .............................        --
Note payable .........................    164,049   174,725     81,000            --        419,774
Other current liabilities ............    138,100      --      255,242            --        393,342
                                        -------------------------------                  ---------

   Total current liabilities .........  2,097,194   174,725    363,249            --      2,635,168

Long term debt .......................    137,901      --         --              --        137,901

Shareholders' equity .................  1,436,877    23,029   (324,627)   (a)  4,313,930  5,750,807
                                          --        --         --         (b)    301,598
                                        -----------------------------------------------------------
Total liabilities and
  shareholders' equity ...............   3,671,972   197,754     38,622       4,615,528   8,523,876
                                        ===========================================================

Heart Labs of America, Inc.
Pro Forma Condensed Statement of Operations (Unaudited)
For the twelve months ended December 31, 1994 for Heart Labs of America, Inc. and CJ Holdings d/b/a A/R Mediquest and for the twelve months ended March 31, 1995 for Sysdacomp, Inc.

Revenue:
Revenue from operations .............    3,582,968    583,578     81,996        --       4,248,542
Interest income .....................      120,562       --         --          --         120,562
Other revenue .......................       20,303       --         --          --          20,303
                                        ------------------------------------------------------------
Total revenue .......................    3,723,833    583,578     81,996        --       4,389,407

Costs and expenses:
Cost of services ....................    2,149,251       --      179,446        --       2,328,697
General and administrative expenses .    1,946,151    545,820     63,974        --       2,555,945
Depreciation and amortization .......      805,925     28,174      2,199    (c) 461,553  1,297,851
Provision for bad debts .............      745,051       --         --          --         745,051
Write off of goodwill ...............      560,482       --         --          --         560,482
Interest expense ....................      119,980      2,879       --          --         122,859
                                        ------------------------------------------------------------
   Total costs and expenses .........    6,326,840    576,873    245,619     461,553     7,610,885

Other income (losses):
Loss on sale of investments .........      (92,360)         0          0        --         (92,360)
Write-off of notes receivable and
investment ..........................     (927,460)         0          0        --        (927,460)
                                        ------------------------------------------------------------
   Total other income (losses) ......   (1,019,820)         0          0           0    (1,019,820)

Benefit of income taxes .............      (59,000)         0          0        --         (59,000)
                                        ------------------------------------------------------------
                                                                                                 0
Net income (loss) before extra- .....   (3,563,827)     6,705   (163,623)   (461,553)   (4,182,298)
ordinary item

Extraordinary item-gain on settlement
of long-term debt ...................            0     92,092       --          --          92,092
                                        ------------------------------------------------------------

Net income (loss) ...................   (3,563,827)    98,797   (163,623)   (461,553)   (4,090,206)

Loss per share ......................        (1.67)      --         --          --           (0.84)

Weighted average common shares
outstanding, excluding contingently
issuable shares .....................    2,131,467       --         --          --       4,870,470


HEART LABS OF AMERICA, INC.
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

(a) The following pro forma adjustments reflect Heart Labs of America, Inc.'s ("Heart Labs") purchase of CJ Holdings, Inc. d/b/a A/R Mediquest ("CJ") and Sysdacomp, Inc.("Sysdacomp"):

      Common stock issued                               $4,313,930

      Investment in CJ and Sysdacomp                    $4,313,930

(b) The following pro forma adjustments are made to reflect estimated fair value adjustments at December 31, 1994 and to estimate Heart Labs' investment in CJ and Sysdacomp:

      CJ and Sysdacomp-net assets as reported     ($301,598)

      Fair value adjustments
      Goodwill                                   $4,615,528

      Investment in CJ and Sysdacomp             $4,313,930

        Pursuant to Article 11 of Regulation S-X (Reg. 210-11-02) the Company has furnished a pro forma statement of operations for the twelve months ended 12/31/94 for Heart Labs of America, Inc. and CJ Holdings, Inc. and the twelve months ended 3/31/95 for Sysdacomp. The statement of operations has been prepared as if the acquisition occurred as of the beginning of their respective periods.

(c) The following pro forma adjustments are incorporated in the pro forma condensed statement of operations:

                                                  Year ended
                                               December 31, 1994
 1.   Increase in amortization                    $(461,553)